UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-1731

SOURCE CAPITAL, INC.
(Exact name of registrant as specified in charter)

11601 WILSHIRE BLVD., STE. 1200 LOS ANGELES, CALIFORNIA			90025
(Address of principal executive offices)			(Zip code)

J. RICHARD ATWOOD, PRESIDENT SOURCE CAPITAL, INC. 11601 WILSHIRE BLVD., STE. 1200 LOS ANGELES, CALIFORNIA 90025		Copy to: MARK D. PERLOW, ESQ. DECHERT LLP ONE BUSH STREET, STE. 1600 SAN FRANCISCO, CA 94104
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(310) 473-0225

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2015

Item 1:  Report to Shareholders.

SOURCE CAPITAL, INC.

SEMIANNUAL REPORT

for the six months ended June 30, 2015

SOURCE CAPITAL, INC.
SUMMARY FINANCIAL INFORMATION

	Six months ended June 30, 2015		Year ended December 31, 2014
	Total Net Assets	Per Common Share	Total Net Assets	Per Common Share
Beginning of period	$696,238,579	$80.44	$639,974,092	$73.94
Net gain on investments, realized and unrealized	$6,095,162	$0.70	$91,376,630	$10.56
Net investment income	662,234	0.08	1,239,865	0.14
Distributions to Common shareholders	(14,713,908)	(1.70)	(36,352,008)	(4.20)
Net changes during period	$(7,956,512)	$(0.92)	$56,264,487	$6.50
End of period	$688,282,067	$79.52	$696,238,579	$80.44

Common market price per share	$72.74		$72.13
Common market discount from net asset value	8.53%		10.33%

DESCRIPTION OF THE COMPANY

Source Capital, Inc. is a diversified, publicly traded investment company. Its investment portfolio includes a wide range of securities with primary emphasis on common stock.

Source Capital's Common Stock is listed and traded on the New York Stock Exchange, and there are currently 8,655,240 shares outstanding. Source Capital's investment objective is to seek maximum total return for Common shareholders from both capital appreciation and investment income to the extent consistent with protection of invested capital.

Source Capital is not a mutual fund. Thus, the Company does not repurchase its own shares on demand and does not need to structure its portfolio securities to provide for possible redemptions. As a publicly traded investment company, Source Capital's Common shares are bought and sold on The New York Stock Exchange, and the Company is not involved in such transactions.

Source Capital's investment approach emphasizes primarily equity investments in seeking to achieve its growth objective for its Common shareholders. The desirability of equity in contrast with fixed-income investments has been increasingly debated in recent years. Source Capital's position is that without assuming undue risk, properly selected stocks offer the better long-term opportunity for overall investment return as well as long-term protection from the large but uncertain threat of inflation. Source Capital's equity investments are directed toward companies with highly liquid, relatively unleveraged balance sheets and a demonstrated long-term ability to earn above-average returns on invested capital. Source Capital's equity investment portfolio is based on fundamental judg-ments of long-term returns attainable from income and appreciation in the securities of such companies and is not derived from overall economic forecasts or stock market predictions.

The Company has adopted a flexible distribution policy. This policy is designed to pay Common shareholders quarterly distributions at a rate that is substantially in excess of net investment income. The rate is adjusted periodically in response to sustained changes in the net asset value, market conditions, and changes to investment company regulations and tax laws. Only a portion of such distributions is paid from net investment income. The remainder is paid from any net realized capital gains and/or paid-in capital, as determined by each year's results. To the extent the Company realizes net long-term capital gains for any year in excess of the amounts distributed under the Company's distribution policy, such excess will be distributed to shareholders. For federal income tax purposes, all distributions in excess of current year earnings will be taxable to shareholders as long as the Company continues to have accumulated earnings and profits from prior years

SOURCE CAPITAL, INC.
LETTER TO SHAREHOLDERS

DEAR FELLOW SHAREHOLDERS:

Investment Portfolio Returns

The net assets of Source Capital amounted to $688,282,067 at June 30, 2015, or $79.52 of net asset value per Common share. This compared with net assets of $696,238,579 and net asset value per Common share of $80.44 at year end. As a result, Source Capital recorded a positive total investment return during the six months ended June 30, 2015, of 0.9%, reflecting the reinvestment of dividends and distributions as compared to a return of 4.8% for its Russell 2500 Index benchmark.

Distributions to Common Shareholders

Source Capital's distribution policy allows the Board of Directors to consider changes in net asset value when establishing the quarterly distribution rate. But this policy also provides for the flexibility to consider such other factors as current market conditions and changes to investment company regulations and tax laws. It is the intention of the Board of Directors to continue paying quarterly distributions at a rate that is substantially in excess of net investment income.

The regular quarterly distribution on the Common shares of $0.85 per share was paid on June 15, 2015, to shareholders of record on May 22, 2015.

Performance

As shown on the following table, Source's portfolio was down just over 2% during the second quarter, trailing its benchmark index, the Russell 2500.

	Periods Ended June 30, 2015
Fund/Index	QTR	YTD	1 Year	3 Years**	5 Years**	10 Years**	15 Years**	20 Years**
Source Capital (NAV)	-2.11%	0.94%	8.26%	19.41%	16.67%	8.58%	10.97%	12.14%
Russell 2500	-0.34%	4.81%	5.92%	18.66%	17.85%	9.09%	8.53%	10.60%
S&P 500	0.28%	1.23%	7.42%	17.31%	17.34%	7.89%	4.36%	8.91%
NASDAQ	2.03%	5.90%	14.44%	20.86%	20.18%	10.36%	2.36%	N/A

**  Annualized.

The largest positive and negative contributions for the second quarter of 2015 are shown in the following tables.

Positive Contribution
O'Reilly Auto	0.54%
Halma	0.30
FMC	0.27
Bio-Rad Laboratories	0.20
IDEX	0.17
Total:	1.47%
Negative Contribution
Knight	(0.77)%
Signet Jewelers	(0.66)
Heartland Express	(0.55)
Franklin Electric	(0.36)
CarMax	(0.30)
Total:	(2.63)%

O'Reilly Auto was the best contributor. We believe it is a suitable holding for investors seeking protection in difficult environments and low volatility of returns.

The negative contributors were dominated by truckload carriers (Knight Transportation and Heartland Express) and several retailers—Signet Jewelers and CarMax.

Commentary

One of the older companies in the Fund, and now one of its largest positions, is Signet Jewelers. Signet has recently completed a sizeable acquisition of Zale Jewelry, so its Investor Day, held in New York in June, was especially timely.

Much like Zale, Kay Jeweler is one of the largest jewelry store chains in the North American mid-market with about 1000 stores, and is Signet's flagship chain.

We expect early items on the post-deal to do list to include improving store operations and merchandising at Zale, and differentiating the marketing messages of Kay and Zale.

Kay has very strong ongoing operations with margins in the 15% range, so there is lots of room to improve the numbers at Zale, where operating margins are currently close to zero.

A key factor here is Kay's "Strategic Pillars", including:1

•  Strong mid-market operations

•  Bridal

•  Watches (in U.K.)

•  Improving omni-channel marketing capabilities, and,

•  Highly trained and motivated employees

We expect applications of lessons learned in Kay's core business over the years to be steadily applied to Zale, with reductions in the cost structure, as well as sales synergies providing potential sources for additional gains.

A different and more intractable issue is distinguishing between the similar marketing messages of mid-price and

1  Company reports.

mid-fashion Kay from Zale's shopping-center based mid-fashion image. Management has expressed optimism that this distinction is viable but we need to see it in action before we are believers.

Egged on by financial re-engineers, Signet has recently taken some steps to increase leverage in its balance sheet and financial structure. These changes include greater balance sheet debt, more rapid share repurchase, and a further use of the asset backed securitization facility.

Our instinct is to be wary of leverage, and that applies in this case as well. We have made our feelings clear to management and will continue to do so.

Continued differentiation of merchandise is a more positive note and has been an important factor in Signet's success. Signet designs and manufactures many products unique to its stores, giving it a proprietary look and some degree of control over prices and margin structure. To compliment this effort, Signet has opened a New-York based product development facility to support its multi-brand effort. It should be noted that this is by no means a unique strategy in the jewelry business, but Signet has a strong track record in its differentiation abilities.

Signet also recently entered the retail outlet segment of the jewelry business in an aggressive fashion, starting with the purchase of Ultra Stores and more recently switching to outlet-specified merchandise—clearly a lot has been going on, and Signet has been reacting vigorously in some areas and making fundamental changes in others.

And finally, yet another change in Signet's business model—adding investment capital to strengthen its position in the diamond supply chain, securing a long-term supply of diamonds to support world-wide growth.

Thank you for your continued support and trust.

Respectfully submitted,

Eric S. Ende

Portfolio Manager

July 17, 2015

The discussion of Company investments represents the views of the Company's managers at the time of this report and are subject to change without notice. References to individual securities are for informational purposes only and should not be construed as recommendations to purchase or sell individual securities. While the Company's managers believe that the Company's holdings are value stocks, there can be no assurance that others will consider them as such. Further, investing in value stocks presents the risk that value stocks may fall out of favor with investors and underperform growth stocks during given periods.

The Russell 2500 Index is an unmanaged index comprised of the 2,500 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The S&P 500 Index is an index of 500 companies with large market capitalization.

FORWARD LOOKING STATEMENT DISCLOSURE

As managers, one of our responsibilities is to communicate with shareholders in an open and direct manner. Insofar as some of our opinions and comments in our letters to shareholders are based on current management expectations, they are considered "forward-looking statements," which may or may not be accurate over the long term. While we believe we have a reasonable basis for our comments and have confidence in our opinions, actual results may differ materially from those we anticipate. You can identify forward-looking statements by words such as "believe," "expect," "may," "anticipate," and other similar expressions when discussing prospects for particular portfolio holdings and/or the markets, generally. We cannot, however, assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. Further, information provided in this report should not be construed as a recommendation to purchase or sell any particular security.

SOURCE CAPITAL, INC.
PORTFOLIO SUMMARY

June 30, 2015
(Unaudited)

Common Stocks		90.7%
Automotive Retailers	24.2%
Flow Control Equipment	13.6%
Jewelry & Watch Stores	8.5%
Trucking	7.2%
Commercial Vehicles	6.8%
Oil & Gas Services & Equipment	4.3%
Other Wholesalers	4.1%
Home & Office Furnishings	3.8%
Semiconductor Devices	3.2%
Home Products Stores	2.4%
Measurement Instruments	2.3%
Pollution Control Equipment	2.3%
Engineering Services	2.2%
Industrial Distribution & Rental	1.8%
Other Hardware	1.4%
Medical Devices	1.3%
Medical Equipment	1.0%
Comml & Res Bldg Equip & Sys	0.3%
Bonds & Debentures		0.3%
Short-term Investments		8.9%
Other Assets And Liabilities, Net		0.1%
Net Assets		100.0%

See notes to financial statements.

SOURCE CAPITAL, INC.
PORTFOLIO OF INVESTMENTS

June 30, 2015
(Unaudited)

COMMON STOCKS	Shares	Fair Value
AUTOMOTIVE RETAILERS — 24.2%
CarMax, Inc.*	754,600	$49,962,066
Copart, Inc.*	680,200	24,133,496
O'Reilly Automotive, Inc.*	410,300	92,719,594
		$166,815,156
FLOW CONTROL EQUIPMENT — 13.6%
Franklin Electric Co., Inc.	446,700	$14,441,811
Graco, Inc.	391,800	27,829,554
IDEX Corp.	402,000	31,589,160
Nordson Corp.	162,200	12,633,758
Rotork plc (Britain)	1,873,000	6,845,304
		$93,339,587
JEWELRY & WATCH STORES — 8.5%
Signet Jewelers,. Ltd. (Bermuda)	454,600	$58,297,904
TRUCKING — 7.2%
Heartland Express, Inc.	1,123,000	$22,718,290
Knight Transportation, Inc.	1,011,000	27,034,140
		$49,752,430
COMMERCIAL VEHICLES — 6.8%
WABCO Holdings, Inc.*	379,200	$46,914,624
OIL & GAS SERVICES & EQUIPMENT — 4.3%
Core Laboratories NV (Netherlands)	35,400	$4,037,016
FMC Technologies, Inc.*	431,400	17,898,786
Noble Corp. plc (Britain)	523,900	8,062,821
		$29,998,623
OTHER WHOLESALERS — 4.1%
ScanSource, Inc.*	736,263	$28,022,170
HOME & OFFICE FURNISHINGS — 3.8%
HNI Corp.	508,633	$26,016,578
SEMICONDUCTOR DEVICES — 3.2%
Microchip Technology, Inc.	465,651	$22,083,499
HOME PRODUCTS STORES — 2.4%
Bed Bath & Beyond, Inc.*	242,500	$16,727,650
MEASUREMENT INSTRUMENTS — 2.3%
Halma plc (Britain)	1,325,000	$15,864,124
POLLUTION CONTROL EQUIPMENT — 2.3%
CLARCOR, Inc.	250,200	$15,572,448
ENGINEERING SERVICES — 2.2%
Spirax-Sarco Engineering plc (Britain)	284,612	$15,173,370
INDUSTRIAL DISTRIBUTION & RENTAL — 1.8%
Aggreko plc (Britain)	537,009	$12,141,927

See notes to financial statements.

SOURCE CAPITAL, INC.
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2015
(Unaudited)

COMMON STOCKS (Continued)	Shares or Principal Amount	Fair Value
OTHER HARDWARE — 1.4%
FEI Co.	114,900	$9,528,657
MEDICAL DEVICES — 1.3%
Sonova Holding AG (Switzerland)	68,000	$9,193,219
MEDICAL EQUIPMENT — 1.0%
Varian Medical Systems, Inc.*	84,400	$7,117,452
COMML & RES BLDG EQUIP & SYS — 0.3%
Belimo Holding AG (Switzerland)	757	$1,805,562
TOTAL COMMON STOCKS — 90.7% (Cost $280,183,802)		$624,364,980
BONDS & DEBENTURES
CORPORATE BONDS & NOTES — 0.3%
INDUSTRIAL — 0.3%
Quality Distribution LLC / QD Capital Corp. — 9.875% 11/1/2018	$2,267,000	$2,369,015
TOTAL INVESTMENT SECURITIES — 91.0% (Cost $282,459,303)		$626,733,995
SHORT-TERM INVESTMENTS — 8.9%
Exxon Mobil Corporation — 0.07% 7/7/2015	$30,000,000	$29,999,650
State Street Bank Repurchase Agreement — 0.00% 7/1/2015 (Dated 06/30/2015, repurchase price of $31,136,000, collateralized by $31,490,000 principal amount U.S. Treasury Notes — 2.25-2.375% 2024, fair value $31,763,543)	31,136,000	31,136,000
TOTAL SHORT-TERM INVESTMENTS (Cost $61,135,650)		$61,135,650
TOTAL INVESTMENTS — 99.9% (Cost 343,594,953)		$687,869,645
Other Assets And Liabilities, net — 0.1%		412,422
NET ASSETS — 100.0%		$688,282,067

*  Non-income producing security.

See notes to financial statements.

SOURCE CAPITAL, INC.
STATEMENT OF ASSETS AND LIABILITIES

June 30, 2015
(Unaudited)

ASSETS
Investment securities — at fair value (identified cost $282,459,303)	$626,733,995
Short-term investments — at amortized cost (maturities 60 days or less)	61,135,650
Foreign currencies at value	43
Cash	756
Receivable for:
Dividends and interest	826,359
Total assets	688,696,803
LIABILITIES
Payable for:
Advisory fees	395,693
Accrued expenses and other liabilities	19,043
Total liabilities	414,736
NET ASSETS	$688,282,067
SUMMARY OF SHAREHOLDERS' EQUITY
Capital Stock — par value $1 per share; authorized 12,000,000 shares; outstanding 8,655,240 shares	$8,655,240
Additional Paid-in Capital	320,783,440
Undistributed net realized gain	14,587,097
Unrealized appreciation of investments	344,256,290
NET ASSETS	$688,282,067
NET ASSET VALUE
Offering and redemption price per share	$79.52

See accompanying Notes to Financial Statements.

SOURCE CAPITAL, INC.
STATEMENT OF OPERATIONS

For the six months ended June 30, 2015
(Unaudited)

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $33,061)	$3,372,710
Interest	117,446
Total investment income	3,490,156
EXPENSES
Advisory fees	2,372,968
Audit and tax services fees	116,305
Reports to shareholders	96,486
Directors fees and expenses	89,394
Transfer agent fees and expenses	78,289
Filing fees	25,000
Custodian fees	24,463
Administrative services fees	8,437
Professional fees	8,272
Legal fees	6,098
Other	2,210
Total expenses	2,827,922
Net expenses	2,827,922
Net investment income	662,234
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	23,189,150
Foreign currency transactions	199,428
Net change in unrealized appreciation (depreciation) of:
Investments	(17,275,014)
Translation of foreign currency denominated amounts	(18,402)
Net realized and unrealized gain	6,095,162
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$6,757,396

See accompanying Notes to Financial Statements.

SOURCE CAPITAL, INC.
STATEMENTS OF CHANGES IN NET ASSETS

	Six months ended June 30, 2015 (Unaudited)	Year ended December 31, 2014
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$662,234	$1,239,865
Net realized gain	23,388,578	40,194,217
Net change in unrealized appreciation (depreciation)	(17,293,416)	51,182,413
Net increase in net assets resulting from operations	6,757,396	92,616,495
Distributions to shareholders from:
Net investment income	(662,234)	(1,570,290)
Net realized capital gains	(14,051,674)	(34,781,718)
Total distributions	(14,713,908)	(36,352,008)
Total change in net assets	(7,956,512)	56,264,487
NET ASSETS
Beginning of period	696,238,579	639,974,092
End of period	$688,282,067	$696,238,579

See accompanying Notes to Financial Statements.

SOURCE CAPITAL, INC.
FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Stock Outstanding Throughout Each Period

	Six months ended June 30, 2015		Year ended December 31
	(unaudited)		2014	2013	2012	2011	2010
Per share operating performance:
Net asset value at beginning of period	$80.44		$73.94	$59.06	$54.30	$60.47	$50.36
Income from investment operations:
Net investment income	0.08		0.14	0.14	0.32	0.22	0.48
Net realized and unrealized gain (loss) on investment securities	0.70		10.56	17.74	8.18	(2.84)	12.58
Total from investment operations	$0.78		$10.70	$17.88	$8.50	$(2.62)	$13.06
Distributions to Preferred shareholders:
Dividends from net investment income	—		—	—	(0.19)	(0.28)	(0.55)
Distributions from net realized capital gains	—		—	—	(0.08)	(0.27)	—
Distributions to Common shareholders:
Dividends from net investment income	(0.08)		(0.18)	(0.22)	(0.10)	—	—
Distributions from net realized capital gains	(1.62)		(4.02)	(2.78)	(3.37)	(3.00)	(2.40)
Total distributions	$(1.70)		$(4.20)	$(3.00)	$(3.74)	$(3.55)	$(2.95)
Net asset value at end of period	$79.52		$80.44	$73.94	$59.06	$54.30	$60.47
Per share market value at end of period	$72.74		$72.30	$67.10	$52.22	$46.98	$53.20
Total investment return(1)	3.21%		14.20%	34.80%	18.50%	(6.30)%	30.00%
Net asset value total return(2)	0.94%		14.90%	30.90%	15.60%	(5.20)%	26.00%
Ratios/supplemental data:
Net Assets, End of Period (in $000's)	$688,282		$696,239	$639,974	$511,150	$524,174	$577,535
Ratios based on average net assets applicable to
Common Stock:
Expenses	0.81	%(6)	0.80%	0.84%	0.93%	0.96%	0.98%
Net investment income	0.19	%(6)	0.19%	0.18%	0.56%	0.38%	0.92%
Portfolio turnover rate	7	%(6)	6%	9%	7%	18%	13%
Preferred Stock(3):
Total shares outstanding(4)	N/A		N/A	N/A	N/A	1,969,212	1,969,212
Asset coverage per share(4)	N/A		N/A	N/A	N/A	$266.18	$293.28
Involuntary liquidation preference per share	N/A		N/A	N/A	N/A	$27.50	$27.50
Average market value per share(5)	N/A		N/A	N/A	N/A	$34.60	$34.27

(1)  Based on market value per share, adjusted for reinvestment of distributions.

(2)  Based on net asset value per share, adjusted for reinvestment of distributions.

(3)  The Preferred Stock was redeemed on June 29, 2012.

(4)  Information shown as the end of the year.

(5)  The average of all month-end market values during each year.

(6)  Annualized.

See accompanying Notes to Financial Statements.

SOURCE CAPITAL, INC.
NOTES TO FINANCIAL STATEMENTS

June 30, 2015
(Unaudited)

NOTE A—Significant Accounting Policies

Source Capital, Inc. (the "Company"), is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The investment objective of the Company is to seek maximum total return for Common shareholders from both capital appreciation and investment income to the extent consistent with protection of invested capital. The Fund qualifies as an investment company pursuant to Financial Accounting Standard Board (FASB) Accounting Standards Codification (ASC) No. 946, Financial Services—Investment Companies. The significant accounting policies followed by the Company in the preparation of its financial statements include the following:

1. SECURITY VALUATON—The Company's investments are reported at fair value as defined by accounting principles generally accepted in the United States of America ("U.S. GAAP"). The Company generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open. Further discussion of valuation methods, inputs and classifications can be found under Note F.

2. USE OF ESTIMATES—The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

3. OTHER—Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis. The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, and other assets and liabilities stated in foreign currencies, are translated using the daily spot rate; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in net realized or net unrealized gain (loss) on investments in the statement of operations. Distributions payable on the Common Stock are recorded on the ex-dividend date. The ratios of expenses and net investment income to average net assets prior to the year ended December 31, 2013 do not reflect the effect of dividend payments to Preferred shareholders.

NOTE B—Risk Considerations

Investing in the Company may involve certain risks including, but not limited to, those described below.

Market Risk: Because the values of the Company's investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Company or the Company could underperform other investments.

Common Stocks and Other Securities (Long): The prices of common stocks and other securities held by the Company may decline in response to certain events taking place around the world, including; those directly involving companies whose securities are owned by the Company; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. In addition, the emphasis on a value-oriented investment approach by the Company's investment adviser, First Pacific Advisors, LLC ("Adviser"), generally results in the Company's portfolio being invested primarily in medium or smaller sized companies. Smaller companies may be subject to a greater degree of change in earnings and business prospects than larger, more established companies, and smaller companies are often more reliant on key products or personnel than larger companies. Also, securities of smaller companies are traded in lower volumes than those issued by larger companies and may be more volatile than those of larger companies. The Company's foreign investments are subject to additional risks such as, foreign markets could go down or prices of the Company's foreign investments could go down because of unfavorable changes in foreign currency exchange rates, foreign government actions, social, economic or political instability or other factors that can adversely affect investments in foreign countries. These factors can also make foreign securities less liquid, more volatile and harder to value than U.S. securities. In light of these characteristics of smaller companies and their securities, the Company may be subjected to greater risk than that assumed when investing in the equity securities of larger companies.

Interest Rate and Credit Risk: The values of, and the income generated by, most debt securities held by the Company may be affected by changing interest rates and by changes in the effective maturities and credit rating of these securities. For example, the value of debt securities in the Company's portfolio generally will decline when interest rates rise and increase when interest rates fall. In addition, falling interest rates may cause an issuer to redeem, call or refinance a security before its stated maturity, which may result in the Company having to reinvest the proceeds in lower yielding securities. Debt securities are subject to credit risk, meaning that the issuer of the debt security may default or fail to make timely payments of principal or interest. The values of any of the Company's investments may also decline in response to events affecting the issuer or its credit rating. The lower rated debt securities in which the Company may invest are considered speculative and are generally subject to greater volatility and risk of loss than investment grade securities, particularly in deteriorating economic conditions.

Repurchase Agreements: Repurchase agreements permit the Company to maintain liquidity and earn income over periods of time as short as overnight. Repurchase agreements held by the Company are fully collateralized by U.S. Government securities, or securities issued by U.S. Government agencies, or securities that are within the three highest credit categories assigned by established rating agencies (Aaa, Aa, or A by Moody's or AAA, AA or A by Standard & Poor's) or, if not rated by Moody's or Standard & Poor's,

SOURCE CAPITAL, INC.
NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2015
(Unaudited)

are of equivalent investment quality as determined by the Adviser. Such collateral is in the possession of the Company's custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Company has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

The Company may enter into repurchase agreements, under the terms of a Master Repurchase Agreement ("MRA"). The MRA permits the Company, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Company. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MRA counterparty's bankruptcy or insolvency. Pursuant to the terms of the MRA, the Company receives securities as collateral with a market value in excess of the repurchase price to be received by the Company upon the maturity of the repurchase transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Company recognizes a liability with respect to such excess collateral to reflect the Company's obligation under bankruptcy law to return the excess to the counterparty. Repurchase agreements outstanding at the end of the period are listed in the Company's Portfolio of Investments.

NOTE C—Capital Stock

The Company did not issue any shares of Common Stock under its Dividend Reinvestment Plan for shareholders during the period ended June 30, 2015.

NOTE D—Advisory Fees and Other Affiliated Transactions

Pursuant to an investment advisory agreement, the Company pays the Adviser, monthly investment advisory fees calculated at an annual rate of 0.725% for the first $100 million of total net assets, 0.700% for the next $100 million of total net assets, and 0.675% for any total net assets in excess of $200 million. The Agreement obligates the Adviser to reduce its fee to the extent necessary to reimburse the Company for any annual expenses (exclusive of interest, taxes, the cost of brokerage and research services, legal expenses related to portfolio securities, and extraordinary expenses such as litigation) in excess of 1 1/2% of the first $30 million and 1% of the remaining average net assets of the Company for the year.

For the period ended June 30, 2015, the Company paid aggregate fees of $89,394 to all Directors who are not affiliated persons of the Adviser.

NOTE E—Federal Income Tax

No provision for federal income tax is required because the Company has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, its taxable net investment income and taxable net realized gains on investments.

Cost of purchases of investment securities (excluding short-term investments with maturities of 60 days or less at the time of purchase) aggregated $11,455,511 for the period ended June 30, 2015. The proceeds and cost of securities sold resulting in net realized gains of $23,189,150 aggregated $49,520,347 and $26,331,197, respectively, for the period ended June 30, 2015. Realized gains or losses are based on the specific identification method.

The cost of investment securities held at June 30, 2015, was $282,615,352 for federal income tax purposes. Gross unrealized appreciation and depreciation for all investments (excluding short-term investments) at June 30, 2015, for federal income tax purposes was $355,263,472 and $11,144,829, respectively resulting in net unrealized appreciation of $344,118,643. As of and during the period ended June 30, 2015, the Company did not have any liability for unrecognized tax benefits. The Company recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Company did not incur any interest or penalties. The Company is not subject to examination by U.S. federal tax authorities for years ended on or before December 31, 2011 or by state tax authorities for years ended on or before December 31, 2010.

NOTE F—Disclosure of Fair Value Measurements

The Company uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued each day at the official closing price of, or the last reported sale price on, the exchange or market on which such securities principally are traded, as of the close of business on that day. If there have been no sales that day, equity securities are generally valued at the last available bid price. Securities that are unlisted and fixed-income and convertible securities listed on a national securities exchange for which the over-the-counter market more accurately reflects the securities' value in the judgment of the Company's officers, are valued at the most recent bid price. However, most fixed income securities are generally valued at prices obtained from pricing vendors and brokers. Vendors value such securities based on one or more of the following

SOURCE CAPITAL, INC.
NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2015
(Unaudited)

inputs: transactions, bids, offers quotations from dealers and trading systems, spreads and other relationships observed in the markets among comparable securities, benchmarks, underlying equity of the issuer, and proprietary pricing models such as cash flows, financial or collateral performance and other reference data (includes prepayments, defaults, collateral, credit enhancements, and interest rate volatility). Short-term corporate notes with maturities of 60 days or less at the time of purchase are valued at amortized cost.

Securities for which representative market quotations are not readily available or are considered unreliable by the Adviser are valued as determined in good faith under procedures adopted by the authority of the Company's Board of Directors. Various inputs may be reviewed in order to make a good faith determination of a security's value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

The Company classifies its assets based on three valuation methodologies. Level 1 values are based on quoted market prices in active markets for identical assets. Level 2 values are based on significant observable market inputs, such as quoted prices for similar assets and quoted prices in inactive markets or other market observable inputs as noted above including spreads, cash flows, financial performance, prepayments, defaults, collateral, credit enhancements, and interest rate volatility. Level 3 values are based on significant unobservable inputs that reflect the Company's determination of assumptions that market participants might reasonably use in valuing the assets. The valuation levels are not necessarily an indication of the risk associated with investing in those securities. The following table presents the valuation levels of the Company's investments as of June 30, 2015:

Investments	Level 1	Level 2	Level 3	Total
Common Stocks
Automotive Retailers	$166,815,156	$—	—	$166,815,156
Flow Control Equipment	93,339,587	—	—	93,339,587
Jewelry & Watch Stores	58,297,904	—	—	58,297,904
Trucking	49,752,430	—	—	49,752,430
Commercial Vehicles	46,914,624	—	—	46,914,624
Oil & Gas Services & Equipment	29,998,623	—	—	29,998,623
Other Wholesalers	28,022,170	—	—	28,022,170
Home & Office Furnishings	26,016,578	—	—	26,016,578
Semiconductor Devices	22,083,499	—	—	22,083,499
Home Products Stores	16,727,650	—	—	16,727,650
Measurement Instruments	15,864,124	—	—	15,864,124
Pollution Control Equipment	15,572,448	—	—	15,572,448
Engineering Services	15,173,370	—	—	15,173,370
Industrial Distribution & Rental	12,141,927	—	—	12,141,927
Other Hardware	9,528,657	—	—	9,528,657
Medical Devices	9,193,219	—	—	9,193,219
Medical Equipment	7,117,452	—	—	7,117,452
Comml & Res Bldg Equip & Sys	1,805,562	—	—	1,805,562
Corporate Bonds & Notes	—	2,369,015	—	2,369,015
Short-term Investments	—	61,135,650	—	61,135,650
	$624,364,980	$63,504,665	—	$687,869,645

Transfers of investments between different levels of the fair value hierarchy are recorded at market value as of the end of the reporting period. There were no transfers between Levels 1, 2, or 3 during the period ended June 30, 2015.

NOTE G—Collateral Requirements

The Company has implemented the disclosure requirements pursuant to FASB Accounting Standards Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities, that requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under International Financial Reporting Standards. Under this guidance the Company discloses both gross and net information about instruments and transactions eligible for offset such as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, the Company discloses collateral received and posted in connection with master netting agreements or similar arrangements.

SOURCE CAPITAL, INC.
NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2015
(Unaudited)

The following table presents the Fund's repurchase agreements by counterparty net of amounts available for offset under an ISDA Master agreement or similar agreements and net of the related collateral received or pledged by the Company as of June 30, 2015, are as follows:

Counterparty	Gross Assets in the Statement of Assets and Liabilities	Collateral Received		Assets (Liabilities) Available for Offset	Net Amount of Assets*
State Street Bank and Trust Company	$31,136,000	$31,136,000	**	—	—

*  Represents the net amount receivable from the counterparty in the event of default.

**  Collateral with a value of $31,763,543 has been received in connection with a master repurchase agreement. Excess of collateral received from the individual master repurchase agreement is not shown for financial reporting purposes.

SOURCE CAPITAL, INC.
RESULTS OF ANNUAL MEETING

Following are the matters voted upon and the results of those at the annual meeting of shareholders held May 11, 2015:

With respect to the election of six directors by the holders of Common Stock, $1.00 par value:

	Votes For	Votes Withheld
Eric S. Ende	6,852,298	153,818
Thomas P. Merrick	6,819,789	153,818
Alfred E. Osborne, Jr.	6,833,729	153,818
A. Robert Pisano	6,821,604	153,818
Patrick B. Purcell	6,806,638	153,818
Allan M. Rudnick	6,821,366	153,818

SOURCE CAPITAL, INC.
DIRECTOR AND OFFICER INFORMATION

Name & Address	Position(s) With Fund Years Served	Principal Occupation(s) During the Past 5 Years	Portfolios in Fund Complex Overseen	Other Directorships
Allan M. Rudnick - (74)†	Director and Chairman Years Served: 3	Private Investor. Formerly, Co-Founder, Chief Executive Officer, Chairman and Chief Investment Officer of Kayne Anderson Rudnick Investment Management from 1989 to 2007.	7
Thomas P. Merrick - (78)†	Director Years Served: 9	Private Consultant. President of Strategic Planning Consultants for more than the past five years. Former Executive Committee Member and Vice President of Fluor Corporation, responsible for strategic planning, from 1993 to 1998	7
Alfred E. Osborne, Jr. - (70)†	Director Years Served: 1	Senior Associate Dean of the John E. Anderson School of Management at UCLA.	7	Wedbush, Inc., Nuverra Environmental Solutions, Inc., and Kaiser Aluminun, Inc.
A. Robert Pisano - (72)†	Director Years Served: 2	Consultant. Formerly President and Chief Operating Officer of the Motion Picture Association of America, Inc. from 2005 to 2011	7	Entertainment Partners, Resources Global Professionals and The Motion Picture and Television Fund
Patrick B. Purcell - (72)†	Director Years Served: 5	Retired. Formerly Executive Vice President, Chief Financial and Administrative Officer of Paramount Pictures from 1983 to March 1998.	7	The Motion Picture and Television Fund
Eric S. Ende - (70)	Director, Vice President & Portfolio Manager Years Served: 30	Partner of the Adviser.	3
Gregory A. Herr - (43)	Vice President & Portfolio Manager Years Served: 1	Managing Director of the Adviser sinc 2013 and Vice President and Analyst of the Adviser from 2007 to 2012.
J. Richard Atwood - (55)	President Years Served: 18	Managing Partner of the Adviser.
Francine S. Hayes - (47)	Secretary Years Served: <1	Vice President and Senior Counsel of State Street Bank and Trust Company
Leora R. Weiner - (44)	Chief Compliance Officer Years Served: 1

Managing Director, General Counsel and Chief Compliance Officer of the Adviser since 2014. Formerly Managing Director, General Counsel and Chief Compliance Officer of Tradewinds Global Investors, LLC from 2008 to 2014.

E. Lake Setzler - (48)	Treasurer Years Served: 9	Senior Vice President and Controller of the Adviser.
Michael P. Gomez - (29)	Assistant Vice President Years Served: 3	Assistant Vice President of the Adviser since 2010. Formerly In-Charge Associate of PricewaterhouseCoopers from 2007-2010.

† Audit Committee member

Additional information on the Directors is available in the Statement of Additional Information. Each of the above individuals can be contacted at 11601 Wilshire Blvd,. Suite 1200, Los Angeles, CA 90025.

Messrs. Merrick, Osborne, Pisano, Purcell and Rudnick serve as members of the audit committee of certain investment companies managed by First Pacific Advisors, LLC ("FPA"), the Company's investment adviser. The Company's Board of Directors has considered the matter of their simultaneous service and determined that serving simultaneously as a member of these audit committees does not impair their ability to serve as a member of the Audit Committee of the Company.

The Company's schedule of portfolio holdings, filed the first and third quarter on Form N-Q with the SEC, is available on the SEC's website at www.sec.gov. Form N-Q is available at the SEC's Public Reference Room in Washington, D.C., and information on the operations of the Public Reference Room may be obtained by calling 1-202-551-8090. To obtain information on Form N-Q from the Company, shareholders can call 1-800-982-4372.

The Company's complete proxy voting record for the 12 months ended June 30, 2015, is available without charge, upon request, by calling 1-800-982-4372 and on the SEC's website at www.sec.gov.

The Company's Audit Committee Charter is available on its website, www.fpafunds.com, and is available without charge, upon request, by calling 1-800-982-4372. The Company's Annual CEO Certification as required by the NYSE's Corporate Governance listing standards for the fiscal year ended December 31, 2014, was submitted to the NYSE on June 4, 2015. The Company's Chief Executive Officer and Chief Financial Officer Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 were filed with the Company's Form N-CSR and are available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Additional information about the Company is available online at www.fpafunds.com. This information includes, among other things, holdings, top sectors and performance, and is updated on or about the 15th business day after the end of each quarter

SOURCE CAPITAL, INC.

INVESTMENT ADVISER

First Pacific Advisors, LLC
11601 Wilshire Blvd., Suite 1200
Los Angeles, California 90025
(800) 982-4372 or (310) 473-0225

CUSTODIAN AND ADMINISTRATOR

State Street Bank and Trust Company
Boston, Massachusetts

LEGAL COUNSEL

Dechert LLP
San Francisco, California

TRANSFER AND SHAREHOLDER SERVICE AGENT AND REGISTRAR

American Stock Transfer &
Trust Company, LLC
6201 15th Avenue
Brooklyn, New York 11219
(800) 279-1241 or (718) 921-8124
www.amstock.com

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
Los Angeles, California

STOCK EXCHANGE LISTING

New York Stock Exchange: SOR

DIVIDEND REINVESTMENT PLAN

Holders of record (other than brokers or nominees of banks and other financial institutions) of Common Stock are eligible to participate in the Dividend Reinvestment Plan ("Plan"), pursuant to which distributions to shareholders are paid in or reinvested in shares of Common Stock of the Company ("Dividend Shares"). American Stock Transfer & Trust Company, LLC, Attn: Shareholder Relations Department, 6201 15th Avenue, Brooklyn, New York, 11219, acts as Agent for participants under the Plan.

A shareholder may join the Plan by signing and returning an authorization form that may be obtained from the Agent. A shareholder may elect to withdraw from the Plan at any time by written notice to the Agent and thereby elect to receive cash in lieu of Dividend Shares. There is no penalty for withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin at any time. The Company reserves the right to amend or terminate the Plan.

Purchases of the Company's shares are made by the Agent, on behalf of the participants in the Plan, promptly after receipt of funds, and in no event later than 30 days from such receipt except when restricted under applicable federal securities laws. The Agent purchases outstanding shares in the market when the price plus estimated commissions of the Company's Common Stock on the NYSE is lower than the Company's most recently calculated net asset value per share. To the extent that outstanding shares are not available at a cost of less than per share net asset value, the Agent, on behalf of the participants in the Plan, accepts payment of the dividend, or the remaining portion thereof, in authorized but unissued shares of Common Stock of the Company on the payment date. Such shares are issued at a per share price equal to the higher of (1) the net asset value per share on the payment date, or (2) 95% of the closing market price per share on the payment date. There are no brokerage charges with respect to shares issued directly by the Company to satisfy the dividend reinvestment requirements. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder's account is the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Company.

For Federal income tax purposes, shareholders who reinvest distributions are treated as receiving distributions in an amount equal to the fair market value, determined as of the payment date, of the shares received if the shares are purchased from the Company. Such value may exceed the amount of the cash distribution that would have been paid. If outstanding shares are purchased in the open market, the taxable distribution equals the cash distribution that would have been paid. In either event, the cost basis in the shares received equals the amount recognized as a taxable distribution.

In the case of foreign participants whose dividends are subject to United States income tax withholding and in the case of any participants subject to 31% federal backup withholding, the Agent will reinvest dividends after deduction of the amount required to be withheld.

All record holders of Common Stock are also offered the opportunity, on a voluntary basis, to send in cash payments of not less than $100 each up to a total of $7,500 per month to purchase additional shares of the Common Stock of the Company through participation in the Cash Investment Plan ("Cash Plan"). Under the Cash Plan, shares are purchased in the market and no shares are issued by the Company. A brochure describing the terms and conditions of the Cash Plan, including fees and expenses, is available from the Agent.

SOURCE CAPITAL, INC.

11601 Wilshire Boulevard, Suite 1200
Los Angeles, California 90025

Item 2.  Code of Ethics.

Not applicable to this semi-annual report.

Item 3.  Audit Committee Financial Expert.

Not applicable to this semi-annual report.

Item 4.  Principal Accountant Fees and Services.

Not applicable to this semi-annual report.

Item 5.  Audit Committee of Listed Registrants.

Not applicable to this semi-annual report.

Item 6.  Investments.

(a)                                 Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)           Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)      Not required for this filing.

(a)(2)      Not required for this filing.

(a)(3)      Not required for this filing.

(a)(4)      Not required for this filing.

(b)           Effective as of close of business on August 31, 2015, Mr. Gregory A. Herr is no longer a portfolio manager of Source Capital, Inc.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors.

Item 11.  Controls and Procedures.

(a)                                 The principal executive officer and principal financial officer of the registrant have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)                                 There have been no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 12.  Exhibits.

(a)(1)                  Not applicable.

(a)(2)                  The certifications required by Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3)                  Not applicable.

(b)                                 The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SOURCE CAPITAL, INC.

By:	/s/ J. Richard Atwood
J. Richard Atwood
President (principal executive officer)

Date:	September 1, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ J. Richard Atwood
J. Richard Atwood
President (principal executive officer)

Date:	September 1, 2015

By:	/s/ E. Lake Setzler III
E. Lake Setzler III
Treasurer (principal financial officer)

Date:	September 1, 2015